John Hancock Variable Insurance Trust

Supplement dated February 28, 2014

to the Statement of Additional Information

Dated April 29, 2013

The Advisory Agreement

The following is added under “Investment Management Arrangements and Other Services - The Advisory Agreement.”

Consulting Services. The Advisor has retained Milliman Financial Risk Management LLC (“Milliman”) to provide consulting services to the Advisor relating to the Lifestyle Aggressive Trust, Lifestyle Balanced Trust, Lifestyle Conservative Trust, Lifestyle Growth Trust and Lifestyle Moderate Trust (the “Lifestyle Trusts”). The Advisor pays consulting fees to Milliman out of its advisory fees. Milliman does not have discretionary authority over fund assets and cannot determine which securities the Lifestyle Trusts will purchase or sell.